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                                                                    EXHIBIT 99.1

              AGREEMENT OF RESIGNATION, APPOINTMENT AND ACCEPTANCE

      AGREEMENT OF RESIGNATION, APPOINTMENT AND ACCEPTANCE dated as of September 23, 2005 (this "Agreement") by and among The Lubrizol Corporation, a corporation duly organized and existing under the laws of the State of Ohio and having a place of business at 29400 Lakeland Blvd., Wickliffe, Ohio 44092 (the "Company"), J.P. Morgan Trust Company, National Association, a national banking association duly organized and existing under the laws of the United States of America and having a principal corporate trust office at 227 West Monroe Street, Chicago, Illinois 60606 (the "Resigning Trustee"), and Wells Fargo Bank, N.A., a national banking association duly organized and existing under the laws of the United States of America and having a principal corporate trust office at MAC E2616-293, 29th Floor, 230 W. Monroe Street, Chicago, IL 60606-4703 (the "Successor Trustee").

                                    RECITALS:

      WHEREAS, there are presently outstanding under the Amended and Restated Indenture dated as of September 28, 2004 (as amended and supplemented from time to time, the "Indenture") between the Company, certain Subsidiary Guarantors and the Resigning Trustee, $100,000,000 aggregate principal amount of 7.25% % debentures due June 15, 2025;

      WHEREAS, Section 6.10 of the Indenture provides that the Trustee may at any time resign by giving written notice of such resignation to the Company and by mailing notice thereof to Holders of Securities as required by such Section 6.10, effective upon the acceptance by a successor Trustee of its appointment as a successor Trustee;

      WHEREAS, Section 6.11 of the Indenture provides that any successor Trustee appointed in accordance with the Indenture shall execute, acknowledge and deliver to the Company and to the retiring trustee an instrument accepting such appointment under the Indenture, and thereupon the resignation of the retiring trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of the retiring trustee;

      WHEREAS, the Resigning Trustee has given written notice to the Company that it is resigning as Trustee under the Indenture;

      WHEREAS, the Company desires to have the Successor Trustee appointed as Trustee to succeed the Resigning Trustee under the Indenture; and

      WHEREAS, the Successor Trustee is willing to accept such appointment as Trustee under the Indenture.

      NOW, THEREFORE, the Company, the Resigning Trustee and the Successor Trustee, for and in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby consent and agree as follows:
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                                   ARTICLE ONE

                              THE RESIGNING TRUSTEE

      SECTION 101. Pursuant to Section 6.10 of the Indenture, the Resigning Trustee hereby notifies the Company that the Resigning Trustee is hereby resigning as Trustee under the Indenture effective as of the date hereof.

      SECTION 102. The Resigning Trustee hereby represents and warrants to the Successor Trustee that:

      (a) No covenant or condition contained in the Indenture has been waived by the Resigning Trustee or by the Holders of the percentage in aggregate principal amount of the Securities required by the applicable Indenture to affect any such waiver.

      (b) There is no action, suit or proceeding pending or, to the best of the knowledge of its Responsible Officers (as defined in the Indenture), threatened against the Resigning Trustee before any court or any governmental authority arising out of any action or omission by the Resigning Trustee as Trustee under the Indenture.

      (c) This Agreement has been duly authorized, executed and delivered on behalf of the Resigning Trustee and, assuming it is duly authorized, executed and delivered by the other parties hereto, constitutes the legal, valid and binding obligation of the Resigning Trustee.

      (d) It assumes continued responsibility for its actions or omissions during its term as Trustee under the Indenture.

      (e) The Resigning Trustee has made, or promptly will make, available to the Successor Trustee originals, if available, or copies in its possession, of all documents relating to the Securities and all information in the possession of its corporate trust department relating to the administration and status of the Securities; provided, however, that any material that the Resigning Trustee deems proprietary or confidential or subject to the attorney-client privilege shall not be provided to the Successor Trustee.

      SECTION 103. The Resigning Trustee hereby assigns, transfers, delivers and confirms to the Successor Trustee all right, title and interest of the Resigning Trustee in and to the trusts under the Indenture, and all the rights, powers, trusts, duties and obligations of the Resigning Trustee under the Indenture and all properties and monies held by such Resigning Trustee under the Indenture, if any; provided, that the Successor Trustee shall have no liability or responsibility under the Indenture, any related agreement or otherwise for any period prior to the date of this Agreement or for any act or omission of the Resigning Trustee (in its individual capacity, as Trustee, Security Registrar, Paying Agent or otherwise) under or in connection with the Indenture or any related agreement. The Resigning Trustee shall execute and deliver such further instruments and shall do such other things as the Successor Trustee may reasonably require so as to more fully and certainly vest and confirm in the Successor Trustee all the rights, powers, trusts, duties and obligations hereby assigned, transferred, delivered and confirmed to the Successor Trustee as Trustee under the Indenture.


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      SECTION 104. The Resigning Trustee shall deliver to the Successor Trustee on, or immediately after, the effective date hereof, all the documents listed on Exhibit A hereto.

      SECTION 105. Promptly after the execution and delivery of this Agreement, the Company shall cause a notice, substantially in the form of Exhibit B annexed hereto, to be provided in accordance with the provisions of Section 6.11 of the Indenture.

                                   ARTICLE TWO

                                   THE COMPANY

      SECTION 201. The Company hereby accepts the resignation of the Resigning Trustee as Trustee under the Indenture.

      SECTION 202. Pursuant to Section 6.10 of the Indenture, the Company hereby appoints the Successor Trustee as Trustee under the Indenture and confirms to the Successor Trustee all the rights, powers, trusts, duties and obligations of the Resigning Trustee under the Indenture and with respect to all properties and monies held or to be held under the Indenture, with like effect as if the Successor Trustee was originally named as Trustee under the Indenture. The Company shall execute and deliver such further instruments and shall do such other things as the Successor Trustee may reasonably require so as to more fully and certainly vest and confirm in the Successor Trustee all the rights, powers, trusts, duties and obligations hereby assigned, transferred, delivered and confirmed to the Successor Trustee.

      SECTION 203. The Company hereby represents and warrants to the Resigning Trustee and the Successor Trustee that:

      (a) The Company is a corporation duly and validly organized and existing pursuant to the laws of the State of Ohio.

      (b) The Indenture was validly and lawfully executed and delivered by the Company and the Securities were validly issued by the Company.

      (c) This Agreement has been duly authorized, executed and delivered on behalf of the Company and constitutes its legal, valid and binding obligation.

      (d) All conditions precedent relating to the appointment of the Successor Trustee as Trustee under the Indenture have been complied with by the Company and a valid written instrument executed by authority of the Company's Board of Directors, approving the resignation of the Resigning Trustee, and appointing the Successor Trustee has been delivered respectively to the Resigning Trustee and the Successor Trustee.

      SECTION 204. The Company hereby certifies that the person signing this Agreement on behalf of the Company is authorized to, among other things: (a) accept the Resigning Trustee's resignation as Trustee under the Indenture; (b) appoint the Successor Trustee as Trustee under the Indenture; and (c) execute and deliver such agreements and other instruments as may be

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necessary or desirable to effectuate the succession of the Successor Trustee as
Trustee under the Indenture.

      SECTION 205. The Company hereby acknowledges and accepts the fee schedule of the Successor Trustee for the Indenture attached hereto as Exhibit C.

                                  ARTICLE THREE

                              THE SUCCESSOR TRUSTEE

      SECTION 301. The Successor Trustee hereby represents and warrants to the Resigning Trustee and to the Company that this Agreement has been duly authorized, executed and delivered on behalf of the Successor Trustee and constitutes its legal, valid and binding obligation. The Successor Trustee further represents and warrants to the Company that it is qualified and eligible to serve as Trustee under Section 6.9 the Indenture and Section 310(b) of the Trust Indenture Act of 1939, as amended, as in effect on the date hereof.

      SECTION 302. Pursuant to Section 6.11 of the Indenture, the Successor Trustee hereby accepts its appointment as Trustee under the Indenture and accepts the rights, powers, trusts, duties and obligations of the Resigning Trustee as Trustee under the Indenture, upon the terms and conditions set forth therein, with like effect as if originally named as Trustee under the Indenture, subject, nonetheless, to the proviso in the first sentence of Section 103 hereof.

      SECTION 303. References in the Indenture to the office of the Trustee or other similar terms shall be deemed to refer to the Corporate Trust Office of the Successor Trustee at MAC E2616-293, 29th Floor, 230 W. Monroe St., Chicago, IL 60606-4703 or any other office of the Successor Trustee at which, at any particular time, its corporate trust business shall be administered.

                                  ARTICLE FOUR

                                  MISCELLANEOUS

      SECTION 401. Except as otherwise expressly provided herein or unless the context otherwise requires, all terms used herein which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

      SECTION 402. This Agreement and the resignation, appointment and acceptance effected hereby shall be effective as of the close of business on the date first above written, upon the execution and delivery hereof by each of the parties hereto.

      SECTION 403. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.


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      SECTION 404. This Agreement may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

      SECTION 405. Notwithstanding the resignation of the Resigning Trustee effected hereby, the Company shall remain obligated under Section 6.6 of the Indenture to compensate and reimburse the Resigning Trustee in connection with its prior trusteeship under the Indenture.

      SECTION 406. All notices, demands, requests or other communications required to be given pursuant to the terms of the Indenture shall be provided pursuant to the terms thereof to the Successor Trustee, pursuant to the following instructions or to such other address, as it may communicate in accordance herewith or with the Indenture:

      TO THE COMPANY

            The Lubrizol Corporation
            Attention:  Treasurer
            29400 Lakeland Boulevard
            Wickliffe, Ohio   44092
            Fax:  440-347-1429
            Tel:  440-347-5277

      TO THE RESIGNING TRUSTEE

            J.P. Morgan Trust Company, National Association
            227 West Monroe Street, 26th Floor
            Chicago, Illinois 60606
            Attn:  Janice Ott Rotunno, Institutional Trust Services
            Fax:  (312) 267-5207
            Tel:  (312) 267-5022

      TO THE SUCCESSOR TRUSTEE

            Wells Fargo Bank, N.A.
            MAC E2616-293
            29th Floor
            230 W. Monroe St.
            Chicago, IL  60606-4703
            Michael T. Lechner
            Vice President
            Fax:  312-726-2158
            Tel:  312-781-0724




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            IN WITNESS WHEREOF, the parties hereto have caused this Agreement of
Resignation, Appointment and Acceptance to be duly executed as of the day and year first above written.

                                       THE LUBRIZOL CORPORATION


                                       By /s/ Charles P. Cooley
                                          ---------------------------------
                                          Name:  Charles P. Cooley
                                          Title: Sr. Vice President and CFO


                                       By /s/ Rosanne S. Potter
                                          ---------------------------------
                                          Name:  Rosanne S. Potter
                                          Title: Treasurer


                                       J.P. MORGAN TRUST COMPANY,
                                          NATIONAL ASSOCIATION,
                                          as Resigning Trustee


                                       By Janice Ott Rotunno
                                          ---------------------------------
                                          Name:  Janice Ott Rotunno
                                          Title: V.P.


                                       WELLS FARGO BANK, N.A.,
                                          as Successor Trustee

                                       By /s/ Michael T. Lechner
                                          ---------------------------------
                                          Name:  Michael T. Lechner
                                          Title: Vice President
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                                    EXHIBIT A

                 DOCUMENTS TO BE DELIVERED TO SUCCESSOR TRUSTEE

Documents to be delivered to the Successor Trustee (to the best of the ability of the Resigning Trustee):

1.    Executed copy of the Indenture and all amendments and supplements thereto.

2.    File of closing documents.

3. Copies of the most recent of each of the SEC reports delivered by the Company pursuant to Section 4.3 of the Indenture, if any.

4. A copy of the most recent compliance certificate delivered by the Company pursuant to Section 3.5 of the Indenture, if any.

5. Copies of any official notices sent by the Resigning Trustee to all the Holders of the Securities pursuant to the terms of the Indenture during the past twelve months and a copy of the most recent Trustee's annual report to Holders, if any.
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                                    EXHIBIT B

                                     NOTICE

TO THE HOLDERS OF THE
7.25% Debentures, Cusip #548271AA2
Due June 15, 2025
Issued by The Lubrizol Corporation (the "Securities")




            Re: Resignation of Trustee and Appointment of Successor Trustee


Ladies and Gentlemen:

      Effective September 23, 2005, J.P. Morgan Trust Company, National Association has resigned as trustee with respect to the Securities issued under the Amended and Restated Indenture dated as of September 28, 2004 (the "Indenture"). Effective immediately, Wells Fargo Bank, N.A. has been appointed successor trustee with respect to the Securities issued under the Indenture.

      The Corporate Trust Office of the Successor Trustee is:

                        Wells Fargo Bank, N.A.

                        MAC E2616-293

                        29th Floor

                        230 W. Monroe Street

                        Chicago, IL  60606-4703

      This office will be the Corporate Trust Office for all purposes under the Indenture.

      This notice is given pursuant to Section 6.11 of the Indenture.

THE LUBRIZOL CORPORATION

Date:  September 23, 2005
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                                    EXHIBIT C

                            SCHEDULE OF TRUSTEE FEES

                        TO ACT AS TRUSTEE WITH RESPECT TO
                                7.25% DEBENTURES
                                DUE JUNE 15, 2025